UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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AMBIENT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMBIENT CORPORATION
7 WELLS AVENUE
NEWTON, MA 02459

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting (the “Annual Meeting”) of the stockholders of AMBIENT CORPORATION (the “Company”) will be held at 10:00 a.m. on June 13, 2014 at 85 Wells Avenue, First Floor Auditorium, Newton, MA 02459 to:

1.	Elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

2.	Transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. The Board of Directors has fixed the close of business on April 29, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the meeting.

 Regardless of whether you plan to attend the Annual Meeting, please vote your shares as soon as possible so that your shares will be voted in accordance with your instructions. For specific voting instructions, please refer to the instructions on the proxy card or on the Notice of Internet Availability of Proxy Materials that was mailed to you. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person.

We look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors

/s/ JOHN J. JOYCE
John J. Joyce
Chief Executive Officer and President

April 30, 2014

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF
PROXY MATERIALS AND ANNUAL REPORT

The Company’s proxy materials and Annual Report on Form 10-K are available at https://www.iproxydirect.com/AMBT.

AMBIENT CORPORATION
7 WELLS AVENUE
NEWTON, MA 02459

PROXY STATEMENT

For the Annual Meeting of Stockholders
to be held on June 13, 2014

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Ambient Corporation, a Delaware corporation (the “Company”), of proxies to be voted at the 2014 Annual Meeting (the “Annual Meeting”) of the Company’s stockholders to be held at 85 Wells Avenue, First Floor Auditorium, Newton, MA 02459 on June 13, 2014 at 10:00 a.m. and any adjournment(s) thereof.

Pursuant to rules adopted by the SEC, we are providing stockholders with Internet access to our proxy materials. Our Board of Directors has made these proxy materials available to you on the Internet on or about May 1, 2014 at https://www.iproxydirect.com/AMBT which is the website described in the Notice of Internet Availability of Proxy Materials (the “Notice”), mailed to stockholders of record and beneficial holders. Doing so allows us to further our environmental objectives and the prudent use of resources by limiting waste generated from our Annual Meeting. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners of our stock, and filing the Notice with the SEC, on or about May 1, 2014. In addition to our proxy materials being available for review at https://www.iproxydirect.com/AMBT, the site contains instructions on how to access the proxy materials over the Internet or to request a printed copy, free of charge. In addition, stockholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by contacting our Investor Relations Department at our principal executive offices in Newton, Massachusetts. We will also provide stockholders upon request and free of charge with a copy of our Form10-K for the year ended December 31, 2013 filed with the SEC.

At the Annual Meeting, the stockholders will be asked to:

1.	Elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified; and

2.	Transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

To have a valid meeting of the stockholders, a quorum of the Company’s stockholders is necessary. A quorum shall consist of a majority of the shares of the Common Stock issued and outstanding and entitled to vote on the Record Date present in person or by proxy at the Annual Meeting. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election as directors of the nominees of the Board of Directors named below; and (ii) FOR in the discretion of the proxies named in the proxy, any other proposals to properly come before the Annual Meeting or any adjournment(s) thereof.

VOTING RIGHTS

All voting rights are vested exclusively in the holders of Common Stock. Only holders of Common Stock of record at the close of business on April 29, 2014 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were a total of 17,411,744 shares of Common Stock outstanding. Each holder of Common Stock entitled to vote at the Annual Meeting is entitled to one vote for each share held.

Stockholders holding a majority of the Common Stock issued and outstanding as of the Record Date, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment(s) thereof. Assuming a quorum is present at the Annual Meeting, the affirmative vote of a plurality of the shares having voting power present in person or by proxy is required for approval of Proposal No. 1 (election of directors).

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. The specific proposal in this proxy statement is not considered “routine.” Therefore, your broker will not have discretionary authority to vote your shares with respect to Proposal No. 1, . A “broker non-vote” occurs when the broker does not receive voting instructions from the beneficial owner with respect to a non-routine matter and therefore the broker expressly indicates on a proxy card that it is not voting on a matter. Broker non-votes and abstentions are counted as shares present at the Annual Meeting for purposes of determining a quorum. However, to the extent your broker submits a broker non-vote with respect to your shares on a proposal, your shares will not be deemed shares “with voting power” with respect to that proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote with respect to Proposal No. 1. Abstentions will have the effect of a negative vote.

If you hold shares in a brokerage account, brokers are not entitled to vote on these proposals in the absence of specific client instructions. Stockholders who hold shares in a brokerage account are encouraged to provide voting instructions to their broker.  To vote shares held in street name at the Annual Meeting, you should contact your broker before the Annual Meeting to obtain a proxy form in your name.

How Can I Vote Without Attending the Annual Meeting?

There are four convenient methods for registered stockholders to direct their vote by proxy without attending the Annual Meeting:

●
Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 12, 2014. Internet voting is available 24 hours a day. If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

●
Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on June 12, 2014. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

●
Vote by Fax. You can also vote by fax by faxing to the fax number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by fax. You may transmit your voting instructions from by fax up until 11:59 P.M. Eastern Time on June 12, 2014. Fax voting is available 24 hours a day. If you vote by fax, you do NOT need to vote over the Internet or return a proxy card.

●
Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

As of the Record Date, Vicis Capital Master Fund held approximately 58% of our outstanding shares of Common Stock entitled to vote at the meeting. Accordingly, shares voted by Vicis will be sufficient to carry or reject the proposal.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL HOLDERS

The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each person who, to the Company’s knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock, (b) each of the Company’s directors and the Named Executive Officers (as defined below) and (c) all current directors and executive officers of the Company as a group.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percent of Common Stock (2)
Directors and Executive Officers:

John J. Joyce, Chairman of the Board, Chief Executive Officer, President and Director	462,617	(3)	2.5%

Michael Quarella, Chief Operating Officer	303,288	(4)	1.6%

Michael Widland, Director	163,733	(5)	*

D. Howard Pierce, Director	162,000	(6)	*

Thomas Higgins, Director	160,000	(7)	*

Francesca E. Scarito, Director	118,000	(8)	*

Ramdas Rao, Former VP and Chief Technology Officer (9)	389,166	(10)	2.1%

Stacey Fitzgerald, Former Chief Financial Officer (11)	0		*

All Directors and current executive officers as a group (6 persons) (12)	1,369,638		7.3%

5% Stockholders:

Vicis Capital Master Fund	10,097,084	(13)	58%

B&W Equities LLC	1,279,848	(14)	7.4%

Stephen Schaeffer	1,200,000	(15)	6.9%

* Indicates less than 1%.

(1)	Unless otherwise indicated, the address of each director and current executive officer listed is c/o Ambient Corporation, 7 Wells Avenue, Newton, Massachusetts 02459.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants that are currently exercisable or that become exercisable within 60 days following the Record Date and shares of common stock issuable upon vesting of restricted stock units within 60 days following the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or restricted stock unit. Except as indicated by footnote, and subject to community property laws where applicable, to our knowledge, each person listed is believed to have sole voting and investment power with respect to all shares of common stock beneficially owned by such person.

(3)
Represents (i) 6,900 shares of common stock, (ii) 439,998 shares of common stock issuable upon the exercise of vested options issued under our 2000 Equity Incentive Plan and (iii) 15,719 shares of common stock issuable upon the vesting of restricted stock units issued under our 2012 Stock Incentive Plan. Does not include (i) 85,002 shares of common stock issuable upon exercise of unvested options issued under our 2000 Equity Incentive Plan, and (ii) 94,281 shares of common stock issuable upon the vesting of unvested restricted stock unites issued under our 2012 Stock Incentive Plan.

(4)
Represents (i) 288,998 shares of common stock issuable upon the exercise of vested options issued under our 2000 Equity Incentive Plan, and (ii) 14,290 shares of common stock issuable upon the vesting of restricted stock units issued under our 2012 Stock Incentive Plan. Does not include (i) 62,502 shares of common stock issuable upon exercise of unvested options issued under our 2000 Equity Incentive Plan, and (ii) 85,710 shares of common stock issuable upon the vesting of unvested restricted stock units issued under our 2012 Stock Incentive Plan.

(5)	Represents (i) 1,333 shares of common stock and (ii) 162,400 shares of common stock issuable upon the exercise of vested options issued under our 2002 Directors Plan.

(6)	Represents (i) 2,000 shares of common stock and (ii) 160,000 shares of common stock issuable upon the exercise of vested options issued under our 2002 Directors Plan.

(7)	Represents 160,000 shares of common stock issuable upon exercise of vested options issued under our 2002 Directors Plan.

(8)	Represents 118,000 shares of common stock issuable upon exercise of vested options issued under our 2002 Directors Plan.
(9)	Effective July 1, 2013, Mr. Rao resigned from all positions held with the Company.

(10)	Represents shares of common stock issuable upon the exercise of vested options issued under our 2000 Equity Incentive Plan.
(11)	Effective November 5, 2013, Ms. Fitzgerald resigned from all positions held with the Company.

(12)
Represents (i) 10,233 shares of common stock, (ii) 728,996 shares of common stock issuable upon exercise of vested options issued under our 2000 Equity Incentive Plan, (iii) 30,009 shares of common stock issuable upon the vesting of restricted stock units issued under our 2012 Stock Incentive Plan (iv) 600,400 shares of common stock issuable upon exercise of vested options issued under the 2002 Directors Plan. Does not include (i) 147,504 shares of common stock issuable upon exercise of unvested options issued under our 2000 Equity Incentive Plan, and (ii) 179,991 shares of common stock issuable upon the vesting of unvested restricted stock units issued under our 2012 Stock Incentive Plan.

(13)
Represents 10,097,084 shares of common stock. All securities are held directly by Vicis Capital Master Fund, for which Vicis Capital LLC acts as investment advisor. Vicis Capital LLC may be deemed to beneficially own shares held by Vicis Capital Master Fund within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, by virtue of the voting and dispositive power over such shares granted by Vicis Capital Master Fund to Vicis Capital LLC. The voting and dispositive power granted to Vicis Capital LLC by Vicis Capital Master Fund may be revoked at any time. Vicis Capital LLC disclaims beneficial ownership of any shares reported herein. The principals of Vicis Capital LLC, John Succo and Sky Lucas share voting and dispositive control of these securities. Their principal business office is located at 445 Park Avenue, Suite 1043, New York, NY 10022.

(14)	In a Schedule 13G filed on August 30, 2013, it is indicated that these shares are held by Double U Master Fund LP (451,902 shares) and Double U Trading Fund, Inc. (827,946 shares). B&W Equities, LLC serves as the general partner of the master fund and as the manager of Double U Trading Fund. Isaac Winehouse is the manager of B&W Equities, LLC and has ultimate responsibility of trading with respect to Double U Master Fund LP and Double U Trading Fund, Inc. and may be deemed to have voting and/or dispositive power with respect to the shares. Mr. Winehouse disclaims any beneficial ownership of the shares. The principal business office is located at 4424 16th Avenue, Brooklyn, NY 11204.

(15)	In a Schedule 13G filed on August 31, 2013, it is indicated that such statement was filed on behalf of 3 S 1 LLC, 3 S 2 LLC, 3 S 3 LLC and Mr. Stephen Schaeffer and that Mr. Schaeffer serves as the managing member of the three LLCs. In his capacity as managing member, Mr. Schaeffer may direct the vote and disposition of the shares owned by the three LLCs and may thus be deemed to be the beneficial owner of these shares. However, in the Schedule 13G, each reporting person disclaims beneficial ownership of these shares except to the extent of its or his pecuniary interest. The principal business office is 60 East 42nd Street, Suite 1701, New York, New York 10165.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation received for services rendered in all capacities to our Company for the last two fiscal years, which was awarded to, earned by, or paid to our Chief Executive Officer, and Chief Operating Officer and our other most highly compensated (former) executive officers whose total compensation exceeded $100,000 during 2013, which we refer to collectively as our "Named Executive Officers."

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Restricted Stock Unit Awards ($)(1)	Other Compensation ($)(2)	Total ($)

John J. Joyce,	2013	344,089	(3)	-	390,232	33,077	767,398
Chairman of the Board, Chief Executive Officer,	2012	383,253		140,000	-	31,894	555,147
President and Director

Michael Quarella,	2013	223,039	(3)		354,757	10,000	587,796
Chief Operating Officer
	2012	234,173		75,000	-	10,000	319,173

Ramdas Rao,	2013	140,925		-	-	148,255	289,180
Former VP and Chief Technology Officer (4)	2012	281,242		110,000	-	20,769	412,011

Stacey Fitzgerald	2013	145,979			191,700	73,840	411,519
Former Chief Financial Officer (5)

(1)
This column represents the grant date fair value computed in accordance with FASB ASC 718 with respect to time-vested restricted stock unit awards granted under our 2012 Stock Incentive Plan. See Note 10 in the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

(2)	Represents the following:

(i)
For John Joyce, the Chief Executive Officer, the Company’s matching contribution to the Company’s 401(k) Plan in 2013 and 2012 was $10,000, three weeks paid vacation time in each of 2013 and 2012 in the amount of $23,077 and $21,894, respectively, the payout of which is not generally available to our salaried employees.

(ii)	For Michael Quarella, the Chief Operating Officer, the Company matching contribution to the Company’s 401(k) Plan in 2013 and 2012 was $10,000.
(iii)
For Ramdas Rao, the former Chief Technology Officer, the Company’s matching contribution to the Company’s 401(k) Plan in 2013 and 2012 in the amounts of $8,500 and $10,000, respectively two weeks paid vacation time the payout of which is not generally available to our salaried employees and a severance payment in the amount of $129,461

(iv)
For Stacey Fitzgerald, the former Chief Financial Officer, the matching contribution to the Company’s 401(k) Plan in 2013 was $7,173 and severance payment in the amount of $66,667which was fully paid by March 6, 2014.

(3)	Reflects the 15% reduction in base salary that was implemented from June to December 31, 2013.
(4) (5)	Mr. Rao resigned from all position held with us effective July 1, 2013. Ms. Fitzgerald resigned from all position held with us effective November 5, 2013.

Outstanding Equity Awards at December 31, 2013

The following table sets forth information concerning equity awards held by each of our Named Executive Officers as of December 31, 2013.

Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable		Option Expiration Date	Number of Securities Underlying RSUs (#) Unvested	Market Value of Shares or Units of Stock That Have Not Vested $
			Option Exercise Price ($)
John J. Joyce,	10,000		$20.000	1/26/2014
President and Chief Executive Officer	5,000		$30.000	7/20/2014
	5,000		$50.000	7/20/2014
	25,000		$4.500	11/15/2017
	45,000		$3.500	1/13/2019
	110,000		$12.000	10/18/2020
	113,334		$6.300	12/20/2021
	56,666	56,667	$6.750	12/20/2021
	56,666	56,667	$7.250	12/20/2021
					47,124(1)	$125,350
					62,876(2)	$167,250

Michael Quarella,	2,500		$20.00	2/28/2015
Chief Operating	3,750		$20.00	7/1/2016
Officer	3,750		$25.00	7/1/2016
	10,000		$4.50	11/15/2017
	31,500		$3.50	1/13/2019
	50,000		$12.00	10/18/2020
	83,334		$6.30	12/20/2021
	41,666	41,667	$6.75	12/20/2021
	41,666	41,667	$7.25	12/20/2021
					42,840(3)	$113,954
					57,160(4)	$152,046

Ramdas Rao,	8,000		$20.000	1/26/2014
Former VP and Chief Technology Officer	3,750		$20.000	6/30/2014
	3,750		$20.000	6/30/2014
	10,000		$4.500	6/30/2014
	45,000		$3.500	6/30/2014
	100,000		$12.000	6/30/2014
	113,334		$6.300	6/30/2014
	56,666		$6.750	6/30/2014
	56,666		$7.250	6/30/2014

Stacey Fitzgerald, Former Chief Financial Officer	3,333		$4.670	2/3/2014

(1)	The restricted stock units are scheduled to vest provided that the employee is employed by the Company on the applicable vesting dates as follows: 15,719 shares of Common Stock on each of June 25, 2014 and July 1, 2014, and 15,686 shares of Common Stock on July 15, 2014.

(2)
The restricted stock units are scheduled to vest in four equal installments of 15,719 shares of Common Stock on each of the following vesting dates, provided that the employee is employed by the Company on the applicable vesting date: August 1, 2014, August 18, 2014, August 29, 2014, and September 12, 2014.

(3)
The restricted stock units are scheduled to vest provided that the employee is employed by the Company on the applicable vesting dates as follows: 14,290 shares of Common Stock on each of June 25, 2014 and July 1, 2014, and 14,260 shares of Common Stock on July 15, 2014.

(4)
The restricted stock units are scheduled to vest in four equal installments of 14,290 shares of Common Stock on each of the following vesting dates, provided that the employee is employed by the Company on the applicable vesting date: August 1, 2014, August 18, 2014, August 29, 2014, and September 12, 2014.

Option Exercises and Restricted Stock Units Vested in 2013

            None of our Named Executive Officers acquired shares upon exercise of options or had any restricted stock units vest during 2013.

Employment Agreements

We and John J. Joyce entered into an amended and restated employment agreement dated as of December 30, 2008 pursuant to which Mr. Joyce serves as our Chief Executive Officer. Under the agreement, Mr. Joyce is paid an annual salary, subject to an annual review and adjustments, which in 2013 was at the per annum rate of $400,000, provided that, for the period from June 1 to December 31, 2013, the annual base salary was reduced by 15%.  By its terms, the agreement provided for an initial term ending December 31, 2010. After expiration of the initial term, the agreement automatically renews for successive two-year terms unless terminated by us upon written notice given not less than 90 days prior to the expiration of the then-current term. As no such notice has been given, the agreement remains in effect through December 31, 2014. The agreement also contains certain provisions for early termination, including in the event of a change in control, which may result in a severance payment equal to two years of base salary then in effect and the continuation of certain benefits. These severance benefits are discussed in more detail below under “Potential Payments upon Change of Control or Termination following a Change of Control.”

We and Michael Quarella entered into an amended and restated employment agreement dated as of June 2, 2008, pursuant to which Mr. Quarella served as our Vice President of Operations through November 13, 2012, whereupon he was appointed as our Chief Operating Officer. Under the agreement, Mr. Quarella was paid an annual salary at the per annum rate of $250,000 in 2013, provided that, for the period from June 1 to December 31, 2013, the annual base salary was reduced by 15%.  The employment agreement had an initial term that extended through December 31, 2009, subject to renewal for successive one-year terms unless either party gives notice of that party’s election to not renew to the other at least 60 days prior to the expiration of the then-current term. The agreement also contains certain provisions for early termination, which may result in a severance payment equal to one year of base salary then in effect. These severance benefits are discussed in more detail below under “Potential Payments upon Change of Control or Termination following a Change of Control.”

Each of these agreements includes certain confidentiality and non-compete provisions that prohibit the executive from competing with us for one year, or soliciting our employees for one year, following the termination of his employment.

Separation Agreements

We and Ramdas Rao entered into an amended and restated employment agreement dated as of June 2, 2008, pursuant to which Mr. Rao served as our Senior Vice President and Chief Technology Officer until his resignation on July 1, 2013. Under the agreement, Mr. Rao was paid an annual salary at the per annum rate of $300,000 in 2013.

Effective July 1, 2013, Ramdas Rao resigned from all positions with us.  In connection with Mr. Rao’s resignation from the Company, on June 26, 2013, we and Mr. Rao entered into an agreement pursuant to which we remitted to Mr. Rao (i) a severance payment equivalent to six months’ base salary and (ii) continued vesting through December 31, 2013 of stock options previously granted under our plans. Under the agreement, all of Mr. Rao’s vested stock options will, unless exercised, expire on June 30, 2014. In consideration of the payments and benefits provided to him under the Separation Agreement, Mr. Rao agreed to make himself available through December 31, 2013 for up to twenty (20) hours per month, as needed or requested by management, to remain a resource for existing managers and employees and to undertake certain other specified tasks.

In connection with her appointment as the Company’s Chief Financial Officer, effective June 13, 2013, we and Stacey Fitzgerald entered into an employment agreement, pursuant to which Ms. Fitzgerald was paid an annual salary at the per annum rate of $200,000.  On November 5, 2013, we accepted the resignation of Ms. Fitzgerald from all positions with the Company. In connection with her departure, on November 27, 2013, we and Ms. Fitzgerald entered into an agreement pursuant to which we remitted to her a severance payment equivalent to four months’ base salary.

 Potential Payments upon Change of Control or Termination following a Change of Control

Automatic Acceleration of Vesting Following a Change of Control. The following table summarizes the intrinsic value (that is, the value based upon our closing stock price on December 31, 2013 of $2.66), of Restricted Stock Units of our Named Executive Officers that would become vested as a result of a change of control as of December 31, 2013:

	Value of Unvested Stock Option and RSUs ($)	280GExcise Tax and Gross-up Payment ($)	Total Payments and Value of EquityAwards ($)
John J. Joyce	292,600	—	292,600
Michael Quarella	266,000	—	266,000

Automatic Acceleration of Vesting upon an Involuntary Termination Following a Change of Control. Assuming the employment of our Named Executive Officers was terminated involuntarily and without cause, or such officers resigned with good reason, during the 12 months following a change of control occurring on December 31, 2013, in accordance with the terms of the employment agreements with the Named Executive Officers, our Named Executive Officers would be entitled to cash payments in the amounts set forth opposite their names in the below table, subject to any deferrals required under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) as well as acceleration of vesting for outstanding equity awards, as set forth in the below table. The following table summarizes the value of compensation and benefits payable and intrinsic value (that is, the value based upon our closing stock price on December 31, 2013 of $2.66, less any applicable exercise price) of stock options that would become exercisable or vested as a result of a termination occurring immediately following a change of control as of December 31, 2013.

				Accrued	Value of	Total Payments
			Continuation	Vacation	Unvested	and Value of
	Base Salary	Bonus	of Benefits	Pay	Stock Options	Equity Awards
	($)	($)	($)	($)	($)	($)

John J. Joyce, Chairman of the Board, Chief Executive Officer, President and Director	800,000	—	59,670	15,385	292,600	1,167,654
Michael Quarella, Chief Operating Officer	250,000	—	10,097	4,808	266,000	531,715

COMPENSATION OF DIRECTORS

We paid each independent director $15,000 per annum for service on our Board of Directors in 2013. In addition, the Chairman of the Audit Committee received $11,000, and the Chairman of the Compensation Committee received $6,000.  Each independent director is entitled to an additional $1,500 in respect of any meeting of the Board that such director attends, other than the customary quarterly Board meetings.  In addition, each independent director on any of the Audit, Compensation and Nominating and Governance Committees is entitled to an additional $1,000 per meeting of such committee that such director attends. Beginning in the second quarter of 2013, the compensation of board members was reduced by 15%.

The following table summarizes data concerning the compensation of our non-employee directors for the year ended December 31, 2013.

	Fees Earned or
	Paid in Cash	Total
Director Name	($)	($)

Michael L. Widland	22,375	22,375
D. Howard Pierce	14,875	14,875
Thomas Michael Higgins	25,050	25,050
Francesca E. Scarito	18,225	18,225

INFORMATION RELATING TO EXECUTIVE OFFICERS WHO ARE NOT DIRECTOR NOMINEES

Below is certain information relating to the executive officers of the Company who are not also members of the Board of Directors or director nominees:

Michael Quarella, age 59, has been Vice President of Operations since March 2005 and Chief Operating Officer since November 14, 2012. From October 2003 until he joined the Company, Mr. Quarella was Director of Operations for Verso Technologies, formerly MCK Communications and has led a long distinguished career in start-up/development stage operations and manufacturing. Mr. Quarella has introduced risk management techniques in support of new product introduction practices to meet time-to-market, quality, and cost requirements at Ambient. Mr. Quarella is also responsible for developing and maintaining a highly responsive and dedicated Manufacturing and Development organization.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Relationships

We retain the law firm of Shipman & Goodwin LLP, of which Mr. Michael Widland, a non-employee director and chair of the Compensation Committee, is a partner, to perform legal services from time to time. We paid Shipman & Goodwin $179,000 and $93,679 for legal services rendered during 2012 and 2013, respectively.

Registration Rights

In connection with the purchase of certain of our securities, we have granted Vicis registration rights for our common stock, including shares which may be issued upon conversion of debentures or exercise of warrants.

These registration rights are set forth in the registration rights agreement, dated July 31, 2007, as amended on November 1, 2007, January 15, 2008, April 23, 2008 and November 21, 2008, and the registration rights agreement dated November 16, 2009, in each case, between us and Vicis and, in some circumstances, in warrants issued by us. The following description of the terms of the registration rights agreements and amendments is intended as a summary only and is qualified in its entirety by reference to the registration rights agreements and amendments filed as exhibits to the Annual Report on Form 10-K.

Demand Registration Rights.  Vicis may, pursuant to a registration rights agreement dated July 31, 2007, which was amended by a debenture amendment agreement, dated November 21, 2008 between us and Vicis and a registration rights agreement dated November 16, 2009 between us and Vicis, request that we register certain registrable shares, including shares issuable upon conversion of notes and exercise of warrants, for sale under the Securities Act. Pursuant to this agreement, we will be required to file a registration statement covering such registrable securities within 120 days of Vicis’ request.

Piggyback Registration Rights. In the event that we propose to register any of our securities under the Securities Act of 1933, as amended (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8 or pursuant to a registration made on Form S-4 or any successor forms then in effect), we are required to include in these registrations all securities with respect to which we have received written requests for inclusion under our registration rights agreements, subject to certain limitations.

Expenses of Registration. We will pay all registration expenses, other than underwriting discounts and commissions and any transfer taxes related to any registration.

Indemnification. The registration rights agreements contain indemnification provisions pursuant to which we are obligated to indemnify the selling stockholders and any person who might be deemed to control any selling stockholder in the event of violation of securities laws or untrue or alleged untrue statement of material fact attributable to us contained in the registration statement, any prospectus or form of prospectus or in any amendment or supplement thereto. The registration rights agreements require that, as a condition to including their securities in any registration statement filed pursuant to demand or piggyback registration rights, the selling stockholders indemnify us for material misstatements or omissions attributable to them.

Employment Agreements

We have entered into employment agreements with Messrs. Joyce and Quarella. See “Executive Compensation — Employment Agreements” for additional information.

Policy for Approval of Related Party Transactions

The charter of our audit committee requires it to review our policies and procedures for reviewing and approving or ratifying “related person transactions” and to recommend any changes to our Board of Directors. In accordance with NASDAQ rules, the audit committee must conduct appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. The audit committee has not adopted policies or procedures for review of, or standards for approval of, these transactions.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2013, certain information relating to the Company’s equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, RSUs and rights (a)		Weighted- average exercise price of outstanding options, RSUs and rights (b)	Number of securities remaining available for issuance (c)
Equity compensation plan approved by security holders	3,819,601		$3.02	3,435,982	(2)
Equity compensation plan not approved by security holders	15,000	(1)	$12.10	––
Total	3,834,601		$3.04	3,435,982

(1)
Comprised of (i) 10,000 shares of Common Stock issuable upon the exercise of non-plan options issued in October 2010 to a consultant and are exercisable through October 18, 2016, at a per share exercise price of $12.00 and (ii) 5,000 shares of Common Stock issuable upon the exercise of non-plan options issued in October 2010 to a consultant and are exercisable through October 20, 2016, at a per share exercise price of $12.30.

(2)
Comprised of (i) 747,033 shares of Common Stock available for issuances under the Company’s 2000 Equity Incentive Plan, (ii) 147,200 shares of Common Stock available for issuances under the 2002 Directors Plan, and (iii) 2,541,749 shares of Common Stock available for issuances under the 2012  Stock Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires officers and directors of the Company and persons who beneficially own more than ten percent (10%) of the Common Stock outstanding to file initial statements of beneficial ownership of Common Stock (Form 3) and statements of changes in beneficial ownership of Common Stock (Forms 4 or 5) with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on review of the copies of such forms received by the Company or written representations from certain reporting persons, we believe that during, and with respect to, the year ended December 31, 2013, our officers and directors and greater than 10% stockholders complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The persons named below have been nominated for election as directors by the Board of Directors. If elected, each nominee will hold office until the 2015 Annual Meeting of the stockholders and until his or her successor is duly elected and qualified.

It is the intention of the persons named in the proxy to vote FOR the election of the five persons named in the table below as directors of the Company, unless authority to do so is withheld. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxy will be voted (in the discretion of the persons named therein) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board is not aware of any circumstances likely to cause any nominee to become unavailable for election.

The following table sets forth the name, age, the position they hold, and the year in which they began serving as a Director of the Company for each director nominee:

Name	Age	Position	Year Became a Director
John J. Joyce(1)(5)	62	Chairman of the Board, CEO, President, Principal Financial Officer and Accounting Officer, and Director	2001
Michael Widland(2)(5)	74	Director	2000
D. Howard Pierce(3)(4)	73	Director	2004
Thomas Michael Higgins(3)(4)	59	Director	2006
Francesca E. Scarito(2)(3)(5)	49	Director	2011

(1)	Member of the Finance Committee

(2)	Member of the Compensation Committee

(3)	Member of the Audit Committee

(4)	Member of the Nominating and Corporate Governance Committee

(5)	Member of the Strategic Planning Committee

The business experience, principal occupations and employment, as well as the periods of service, of each of the Company’s directors during at least the last five years are set forth below.

JOHN J. JOYCE has been our Chairman of the Board of Directors, Chief Executive Officer, and President since September 2001, and has served as our principal financial and accounting officer since November 2013, and served as our Chief Operating Officer from November 2000 through August 2001. Since September 2010, Mr. Joyce has served on the Finance Committee. Prior to August 2011, Mr. Joyce also served as our Treasurer. From September 1996 to October 2000, Mr. Joyce served as Senior Vice President of ABB Financial Services Inc. and President of ABB Financial Consulting, the Americas, where he also led the global energy consulting practice within Financial Services. Mr. Joyce developed the Americas branch of ABB Financial Consulting, the financial management consultancy business of ABB Financial Services. From December 1993 to August 1996, Mr. Joyce served with The Capital Markets & Treasury Practice of Price Waterhouse LLP. Returning to the firm he had previously served for more than five years in the general audit practice, Mr. Joyce assumed the responsibilities of Manager, in which he advised corporations on a variety of business issues and strategies. Mr. Joyce was promoted to Director in June 1995. Mr. Joyce brings to our board significant experience in the energy industry and a deep knowledge of our business and our customers, and contributes a perspective based on his previous career in both finance and accounting.

MICHAEL WIDLAND has served on our Board of Directors since November 2000 and serves on the Compensation Committee as its chair (since March 2001). Mr. Widland has been actively practicing law since 1965 and is presently a partner at Shipman & Goodwin LLP of Stamford, Connecticut. Mr. Widland practices in the areas of commercial and corporate transactions, including financing. He is a former Connecticut Chairman of the Public Contract Section and Business Law Section of the American Bar Association and a member of the Association of Commercial Finance Attorneys. Mr. Widland’s academic degrees combined with his extensive professional experience in corporate law provide our board with valuable resources in its work to ensure that we comply with rules and regulations applicable to us.

D. HOWARD PIERCE has served on our Board of Directors since November 2004 and serves on the Audit Committee (since November 2004) and Nominating and Corporate Governance Committee as its chair (since July 2011). Until his retirement in June 2001, he served as President and CEO of ABB, Inc., a $5 billion U.S. subsidiary of global industrial, energy and automation provider ABB, Ltd. Prior to assuming leadership of ABB, Inc., Mr. Pierce served in a number of key executive positions, including President of ABB’s Steam Power Plants and Environmental Systems and President of ABB China Ltd. In addition to serving on our board, Mr. Pierce serves on the board of directors of Harsco Corporation, a publicly traded, New York Stock Exchange-listed company, where he also serves as chairman of the Audit and Compensation Committees. Mr. Pierce’s executive experience in the international business community with a specific focus on serving the utility industry while at ABB provides our board with a business perspective and insight that are beneficial to our company.

THOMAS MICHAEL HIGGINS has served on our Board of Directors since September 2006 and serves on the Audit Committee as its chair (since September 2006) and the Nominating and Corporate Governance Committee (since July 2011). Mr. Higgins has served as the Senior Vice President of Finance and Chief Financial Officer of the College Board since June 2003. Prior to the College Board, Mr. Higgins was a partner in the New York City accounting firm of Silverman Linden Higgins LLP from February 1993 to June 2003. Mr. Higgins also worked in the New Jersey offices of Coopers & Lybrand LLP from January 1992 to January 1993 and at Ernst & Young LLP from 1977 to 1991. Mr. Higgins is a member of the American Institute of Certified Public Accountants as well as the New Jersey and New York State Society of Certified Public Accountants. Mr. Higgins’ extensive experience as a certified public accountant was instrumental in his appointment to the Audit Committee and provides our board with a critical accounting perspective.

FRANCESCA E. SCARITO has served on our Board of Directors since June 2011 and serves on the Audit Committee (since July 2011) and Compensation Committee (since July 2011). Ms. Scarito is President of RS Finance & Consulting, LLC, a boutique investment bank located in Boston, Massachusetts. Ms. Scarito has been an investment banker for over 20 years and has extensive experience in private capital, equity capital markets and mergers and acquisitions. Prior to joining RS Finance & Consulting, LLC in April 2009, Ms. Scarito was a Managing Director of Canaccord Adams Inc. from May 2007 through October 2008. Ms. Scarito also was a Managing Director at Legacy Partners Group LLC from July 2004 through February 2007 and at its successor Friedman Billings Ramsey from February 2007 through April 2007. Ms. Scarito’s extensive experience advising corporate executives and boards of directors on strategic initiatives, financings and capital markets strategy makes her a valuable, objective resource for our company on these matters.

            There are no family relationships between any of the above executive officers or directors or any other person nominated or chosen to become an executive officer or a director. Pursuant to the terms of the employment agreement between us and Mr. Joyce, so long as the employment agreement remains in effect, Mr. Joyce will be nominated to the Board of Directors as part of management’s slate of directors. Additionally, pursuant to the terms of a securities purchase agreement, dated July 31, 2007, between us and Vicis, so long as Vicis’ fully diluted ownership of the company is 10% or greater, Vicis is entitled to designate one member to our Board of Directors. Mr. Shad Stastney, Vicis’ designee, resigned from the Board on September 17, 2013.

All directors hold office until the next Annual Meeting of stockholders and the election and qualification of a successor.

  ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

BOARD MEETINGS

The Board met formally four times during the year ended December 31, 2013. No director who served during 2013 attended fewer than 75% of the meetings of the Board or of the committees of the Board of which such director was a member.

The Board does not have a formal policy with respect to Board members attendance at annual stockholder meetings, although it encourages directors to attend such meetings. Except for Mr. Joyce, none of the directors attended the 2013 Annual Meeting of Stockholders.

CODE OF ETHICS

Our Board of Directors has adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of our Code of Business Conduct and Ethics is posted on the investor relations section of our website, which is located at www.ambientcorp.com. We intend to post on our website any amendments to the Code of Business Conduct and Ethics, or any waiver of its requirements.

We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request in writing to Ambient Corporation, 7 Wells Avenue, Suite 11, Newton, MA 02459. Attn: Secretary.

  BOARD LEADERSHIP STRUCTURE

Mr. Joyce has served as Chief Executive Officer and Chairman since September 2001. The Board of Directors believes that its current leadership structure, in which the positions of Chairman and Chief Executive Officer are held by Mr. Joyce, is appropriate at this time and provides the most effective leadership for Ambient in a highly competitive and rapidly changing technology industry. Our Board believes that combining the positions of Chairman and Chief Executive Officer under Mr. Joyce allows for focused leadership of our organization which benefits us in our relationships with investors, customers, suppliers, employees and other constituencies. We believe that any risks inherent in that structure are balanced by the oversight of our independent Board members. Given Mr. Joyce’s past performance in the roles of Chairman of the Board and Chief Executive Officer, at this time the Board believes that combining the positions continues to be the appropriate leadership structure for our Company and does not impair our ability to continue to practice good corporate governance.

BOARD COMMITTEES

The Company’s board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, with each comprised of independent directors. Our board of directors has also established a finance committee, and strategic planning committee. Each committee operates under a charter that has been approved by our board of directors. Copies of our committee charters are available, without charge, upon request in writing to Ambient Corporation, 7 Wells Avenue, Newton, Massachusetts 02459, Attn: Secretary and are posted on the investor relations section of our website, which is located at www.ambientcorp.com.

Audit Committee

The members of our audit committee are Messrs. Higgins and Pierce and Ms. Scarito. The Board of Directors has also determined that each member of the audit committee is an “independent director” as defined by NASDAQ regulations and also meets the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Mr. Higgins is the chair of the audit committee, and the Board of Directors believes that Mr. Higgins qualifies as an “audit committee financial expert” as defined in the rules of the SEC. Security holders should understand that this designation is a disclosure requirement of the SEC relating to Mr. Higgins’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Higgins any duties, obligations or liability that is greater than is generally imposed on him as a member of the audit committee and Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or Board of Directors.

During 2013, the audit committee met four times.

The audit committee’s responsibilities include the following:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
●	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
●	discussing our risk management policies;
●	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
●	meeting independently with our independent registered public accounting firm and management;
●	reviewing and approving or ratifying any related person transactions; and
●	preparing the audit committee report required by SEC rules.

 Compensation Committee

The members of our compensation committee are Mr. Widland and Ms. Scarito. Mr. Widland is the chair of the compensation committee.

The compensation committee met twice during 2013.

The compensation committee’s responsibilities include the following:

●	reviewing and approving, or making recommendations to our board with respect to the compensation of our executive officers;
●	overseeing an evaluation of our senior executives;
●	reviewing and making recommendations to our board with respect to cash and equity incentive plans;
●	administering our equity incentive plans;
●	reviewing and making recommendations to our board with respect to director compensation;
●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure as and when required by SEC rules; and
●	preparing the annual compensation committee report required by SEC rules.

Our executive officers receive a compensation package consisting of base salary, cash bonuses, long-term equity awards, and participation in benefit plans generally available to all of our employees including Simple IRA, 401(k), life, health, disability and dental insurance. We have chosen these elements of compensation to create a flexible package that reflects the long-term nature of our business and can reward both short and long-term performance of the business and of each executive officer. We also enter into employment agreements with our executive officers that provide for certain severance benefits upon termination of employment following a change of control of the Company.

In setting executive officer compensation levels, the Compensation Committee, which is comprised entirely of independent directors, is guided by the following considerations:

●	recommendations from the Chief Executive Officer based on individual executive performance and appropriate benchmark data;
●	ensuring compensation levels reflect the Company’s past performance and expectations of future performance;
●
ensuring compensation levels are competitive with compensation generally being paid to executives we seek to recruit to ensure our ability to attract and retain experienced and well-qualified executives; and

●	ensuring a portion of executive officer compensation is paid in the form of equity-based incentives to closely link stockholder and executive interests.

The Compensation Committee sets target and actual compensation for our Chief Executive Officer using the same considerations it uses for other executive officers.

The Compensation Committee periodically engages a consulting company to obtain market data and information on compensation trends regarding executive and director compensation. In 2011, the Compensation Committee retained the executive compensation consulting company, Navigator Advisors LLC (“Navigator”), to provide such information that the Company considered as a market check on pay levels for our executive management team. Navigator did not provide any additional services to the Company during 2012 and 2013. The Compensation Committee has reviewed the nature of the relationship between itself and Navigator, including all personal and business relationships between the committee members, Navigator and the individuals who provided advice to the Compensation Committee. Based on its review, the Compensation Committee did not identify any conflicts of interest in the engagement of Navigator as a compensation consultant.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Messrs. Pierce and Higgins. Mr. Pierce is the chair of the nominating and corporate governance committee.

The nominating and corporate governance committee met once during 2013.

The nominating and corporate governance committee’s responsibilities include the following:

●	identifying individuals qualified to become members of our board;
●	recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;
●	reviewing and making recommendations to our board with respect to management succession planning;
●	developing and recommending to our board corporate governance principles; and
●	overseeing an annual evaluation of our board.

While the nominating and corporate governance committee does not have a formal policy with respect to diversity, the Board of Directors believes that it is essential that Board members represent diverse business backgrounds and experience and include individuals with a background in related fields and industries. In considering candidates for the Board of Directors, the nominating and corporate governance committee considers the entirety of each candidate’s credentials in the context of these standards. We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The Company will consider candidates that are nominated by its stockholders. The name, business experience and other relevant background information of a candidate should be sent to the Chief Executive Officer who will then forward such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Common Stock.

The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its limited resources, the Company believes that this is appropriate.

Finance Committee

Mr. Joyce is the only member of our finance committee.

The finance committee met twice during 2013.

The finance committee’s responsibilities include the following:

●	reviewing the finance policies and strategies used by our company to achieve our objectives, including the performance of, and risk relating to, such policies and strategies;
●	reviewing the investment policies and strategies used by our company to achieve our objectives, including the performance of, and risk relating to, such policies and strategies; and
●
considering both the ongoing financing needs of our company and alternative financing mechanisms available to our company, as well as, making recommendations to the board of directors regarding the implementation of appropriate financing mechanisms.

Our board of directors may from time to time establish other committees.

Strategic Planning Committee

The members of our Strategic Planning Committee are Ms. Scarito, Mr. Joyce, and Mr. Widland.

The Strategic Planning Committee met once during 2013.

The Strategic Planning Committee’s responsibilities include assisting the Board in carrying out its oversight responsibilities relating to potential asset sales, mergers, consolidations, or other business combinations, reorganizations, recapitalizations, financings, investments, joint venture arrangements and other key strategic transactions outside the ordinary course of the Company’s business.

Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of material risk management. In its risk oversight role, the Board of Directors reviews significant individual matters as well as risk management processes designed and implemented by management with respect to risk generally. The Board has designated the audit committee as the Board committee with general risk oversight responsibility. The audit committee periodically discusses with management the Company’s major risk exposures and the processes management has implemented to monitor and control those exposures and broader risk categories, including risk assessment and risk management policies. Additionally, members of our senior corporate management and senior executives regularly attend Board meetings and are available to address Board inquiries on risk oversight matters. Separate and apart from the periodic risk reviews and other communications between senior executives and the Board, many actions that potentially present a higher risk profile, such as acquisitions, material changes to our capital structure, or significant investments, require review or approval of our Board or its committees as a matter of oversight and corporate governance.

REPORT OF THE AUDIT COMMITTEE

The audit committee met and held discussions with management and PricewaterhouseCoopers LLP. The audit committee reviewed and discussed the audited financial statements for 2013 with management and has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Committees,” as currently in effect.

The Company’s independent registered public accounting firm also provided to the audit committee certain written communications and the letter required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence.”  The audit committee also discussed with the independent registered public accounting firm their independence from the Company.

Based on the audit committee’s review and discussions described above, the audit committee recommended to the Board of Directors that the Company’s audited financial statements for 2013 be included in the Company’s Annual Report on Form 10-K for 2013 filed with the SEC.

Dated: April 9, 2014

SUBMITTED BY THE AUDIT COMMITTEE:

D. HOWARD PIERCE
THOMAS MICHAEL HIGGINS
FRANCESCA E. SCARITO

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

DIRECTOR INDEPENDENCE

Our Board of Directors has determined that four of our five directors are independent directors within the meaning of the independence requirements of the NASDAQ Listing Rules. The independent directors are Messrs. Pierce, Higgins, Widland and Ms. Scarito.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

INFORMATION RELATING TO AUDITORS

       The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent public accountants for the audit of the Company’s consolidated financial statements for the year ending December 31, 2014. PwC served as the Company’s independent public accounting firm for the year ended December 31, 2013.

        Representatives of PWC are not expected to be present at our annual meeting and will not be available to respond to appropriate questions. If they are present, they will have the opportunity to make a statement if they desire to do so.

On June 8, 2012, the Audit Committee dismissed Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”) as its independent registered public accounting firm. Rotenberg served as the Company’s independent public accountants for the audit of the Company’s consolidated financial statements for the year ended December 31, 2011. The reports of Rotenberg on the financial statements of the Company for the year ending December 31, 2011 and through March 31, 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2011 and the subsequent interim period through the dismissal of Rotenberg, there were no disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Rotenberg would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the year ended December 31, 2011 and the subsequent interim period through the dismissal of Rotenberg, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Effective June 12, 2013, the Audit Committee selected PWC to audit the Company’s financial statements for the year ended December 31, 2012.

The following table presents fees for professional services rendered by Rotenberg and PwC for the audit of the Company’s annual financial statements for 2012 and 2013. No other fees were billed, nor were other services rendered, by either Rotenberg or PwC during 2012 and 2013, other than what is shown in the following table:

Type of Service/Fee	Fiscal Year 2013	Fiscal Year 2012
	PWC	Rotenberg	PwC
Audit Fees (1)	$220,287	$128,522	$436,318
Audit-Related Fees (2)	-	6,249	-
Tax Fees	-	-	2,202
All Other Fees (3)	-	9,949	-
Total	$220,287	$144,720	$438,520

———————
(1)
Audit Fees consist of fees for professional services rendered for the audit of our financial statements included in the Annual Report on Form 10-K and the review of the interim financial statements included in the Quarterly Reports on Form 10-Q, and for the services that are normally provided in connection with regulatory filings or engagements. In 2012, these fees included those related to the restatement of our financial statements as described in our Annual Report on form 10-K for the year ended December 2012.

(2)
Audit Related Fees consist of assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements.  In 2012, these fees were related to the proxy and registration statement filings.

(3)
All Other Fees consist of fees for professional services rendered regarding the calculation of the Internal Revenue Service Section 382 limitation and determination of the amount of net operating loss carryforwards that are available.

The Audit Committee reviews non-audit services rendered for each year and determines whether such services are compatible with maintaining the accountants’ independence. The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that the Company’s independent public accountants are permitted to perform for the Company under applicable federal securities regulations. As permitted by the applicable regulations, the Audit Committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent public accountants and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for, among other things, the annual financial statement audit engagement.

OTHER MATTERS

At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented for a vote thereat.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, stockholder proposals intended to be presented at the Company’s 2014 Annual Meeting of stockholders in accordance with Rule 14a-8 must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company’s proxy statement for that meeting, no later than December 31, 2014. Appropriate stockholder proposals submitted outside of Rule 14a-8 must be received by the Company at its principal executive offices by March 16, 2015. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2014 proxy statement.

SOLICITATION OF PROXIES

The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company does not intend to engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you may vote by telephone or via the Internet. If you have received a paper copy of the proxy card by mail, you may also sign, date and return the proxy card promptly in the enclosed postage-prepaid envelope.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and related notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you instruct us to the contrary. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and related notices, or if you are receiving multiple copies of the proxy statement and related notices and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You may notify us by sending a written request to Investor Relations, Ambient Corporation, 7 Wells Avenue, Suite 11, Newton, MA 02459 or by calling us at (617) 332-0004.

The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2013, the proxy statement and the Notice of Annual Meeting of Stockholders and related notices to a stockholder at a shared address to which a single copy of such documents was delivered. Stockholders may make such request in writing, directed to Investor Relations, Ambient Corporation, 7 Wells Avenue, Suite 11, Newton, MA 02459 or by calling us at (617) 332-0004.

By Order of the Board of Directors

/s/ JOHN J. JOYCE
John J. Joyce
Chief Executive Officer and President

April 30, 2014

AMBIENT CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 13, 2014 AT 10 AM ET
CONTROL ID:
REQUEST ID:

The undersigned stockholder of AMBIENT CORPORATION hereby appoints John J. Joyce and Abraham Kimelman, and each of them, proxies with full power of substitution to act for and on behalf of the undersigned and to vote all stock outstanding in the name of the undersigned as of the close of business on April 29, 2014, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders (“Meeting”) to be held Friday, June 13, 2014, at 85 Wells Avenue, First Floor Auditorium, Newton, MA 02459 commencing at 10:00 a.m. (local time), and at any and all adjournments or postponements thereof, upon all matters properly coming before the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/AMBT
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF AMBIENT CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified:		☐	☐
	John J. Joyce				☐
	Michael Widland				☐	CONTROL ID:
	D. Howard Pierce				☐	REQUEST ID:
	Thomas Michael Higgins				☐
	Francesca E. Scarito				☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE  NOMINEES FOR THE BOARD OF DIRECTORS

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2014

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)